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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 24, 2001
                                (August 22, 2001)


                                 THE KNOT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                   DELAWARE                       33-895178
      (STATE OR OTHER JURISDICTION OF   (IRS EMPLOYER IDENTIFICATION NO.)
                INCORPORATION)               (COMMISSION FILE NUMBER)


      462 BROADWAY, 6TH FLOOR, NEW YORK, NEW YORK           10013
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                                 (212) 219-8555
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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Item 5.  Other Events.

         On August 24, 2001, Registrant announced that The Nasdaq Stock Market, Inc. notified Registrant that, effective the open of business on August 23, 2001, Registrant's common stock was delisted from the Nasdaq National Market. Registrant's common stock continues to trade on the NASD OTC Bulletin Board.

         A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


Exhibit Number
--------------

     99.1 Press Release issued on August 24, 2001 announcing the delisting of Registrant's common stock from the Nasdaq National Market.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE KNOT, INC.
                                      (Registrant)
Date: August 24, 2001

                                      By:      /s/ Richard Szefc
                                          ---------------------------------
                                      Name:  Richard Szefc
                                      Title: Chief Financial Officer